UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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The Motley Fool Funds Trust
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PROXY TABULATOR
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FARMINGDALE, NY 11735
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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M74016-S17464	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:

1. Election of Trustee

Nominee:		For	Abstain

1a. Carl Verboncoeur

The Board of Trustees recommends you vote FOR the following proposal:					For	Against	Abstain

2. To approve the Amended and Restated Investment Advisory Agreement between the Trust and the Adviser

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

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M74017-S17464

MOTLEY FOOL FUNDS TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the Motley Fool Independence Fund, the Motley Fool Great America Fund and/or the Motley Fool Epic Voyage Fund (the “Funds”) hereby appoints Lawrence Greenberg and Philip Biedronski, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on March 26, 2014 at a Special Meeting of Shareholders to be held on May 21, 2014 at the office of Motley Fool Asset Management, 2000 Duke Street, Suite 150, Alexandria, VA 22314, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

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